                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 6, 1994
                                                  ------------------------------



                           Merrill Lynch & Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)

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

   Delaware                  1-7182                   13-2740599
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
(State or Other            (Commission             (I.R.S. Employer
Jurisdiction of            File Number)            Identification No.)
Incorporation)

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World Financial Center, North Tower, New York, New York               10281-1332
- - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    ----------------------------

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         (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of
April 1, 1994 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co.") which will be superseded by ML & Co.'s Report on Form 10-Q for the quarter ended April 1, 1994. Also included is a statement re: the computation of ratio of earnings to fixed charges derived from preliminary unaudited consolidated information filed with the Securities and Exchange Commission on April 18, 1994 which will also be superseded by ML & Co.'s Report on Form 10-Q for the quarter ended April 1, 1994.

In addition, on January 1, 1994, ML & Co. adopted Financial Accounting Standards Board Interpretation No. 39 ("Interpretation No. 39"), Offsetting of Amounts Related to Certain Contracts. Interpretation No. 39 affects the financial statement presentation of balances related to swap, forward and other similar exchange or conditional type contracts, and unconditional type contracts. The adoption of Interpretation No. 39 increased assets and liabilities at April 1, 1994 by approximately $14.0 billion.

During the three month period ended April 1, 1994, ML & Co. repurchased in the open market 7.0 million shares of its common stock.

Item 7.  Financial Statements,  Pro Forma Financial Information and Exhibits
- - ----------------------------------------------------------------------------

  (c)  Exhibits
      ---------
       (12) Statement re:  computation of ratios
       (99) Additional Exhibits
            (i)  Preliminary Unaudited Consolidated Balance Sheet

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    MERRILL LYNCH & CO., INC.
                                    ---------------------------
                                           (Registrant)



                                    By:  /s/ Joseph T. Willett
                                        ---------------------------------
                                        Joseph T. Willett
                                        Senior Vice President,
                                        Chief Financial Officer


Date:  May 6, 1994

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                                 EXHIBIT INDEX
                                 -------------

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


Exhibit No.    Description                                             Page
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

(12)           Statement re:  computation of ratios                     5

(99)           Additional Exhibits

               (i)  Preliminary Unaudited Consolidated Balance Sheet    6

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